                                                                                                                          [BAR CODE]
[LOGO OF AIG]                                                                                                         Exhibit (e)(7)
                                                                                                               COLLATERAL ASSIGNMENT

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
A member of American International Group, Inc. (AIG)
In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:
[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax: 615-749-2941
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 . Fax: 713-620-6653
____________________________________________________________________________________________________________________________________
1. POLICY              You may use this form for multiple policies that have the same policy owner and require the same
   IDENTIFICATION      signatures. All policies must be assigned to the same assignee or all policies released from assignment with same assignee.
   [_] Check Here if   POLICY NO.: __________________  COMPANY CODE (Financial Network Use Only): _________________
       New Address     OWNER: ___________________________________________   SSN/ITIN OR EIN: ______________________
                       ADDRESS: _________________________________________   PHONE No.:_____________________________
                                _________________________________________
                       EMAIL ADDRESS: _____________________________________________________________________________
                       INSURED/ANNUITANT (IF OTHER THAN OWNER): ___________________________________________________
____________________________________________________________________________________________________________________________________
2. ASSIGNMENT          For value received, I hereby assign and transfer to the named Assignee/Creditor as their interest may appear, the Policy number named above, issued by the Company, upon the life as named above and all moneys now or hereafter payable thereunder, subject to the conditions of said Policy, the regulations of the
                       Company and to any lien, charge, or indebtedness thereon now or hereafter existing in favor of the Company.
                       Assignee/Creditor Name:_____________________________________________________________________
                       Assignee/Creditor Address: _________________________________________________________________
____________________________________________________________________________________________________________________________________
3. RELEASE OF          The consideration for which the Assignment was made, having been fully paid and satisfied, all right, title,
   ASSIGNMENT          and interest of the assignee in the above named Policy issued or assumed by the Company on the above named life is hereby relinquished.
                       Assignee/Creditor Name and Title: __________________________________________________________
                       Assignee/Creditor Address: _________________________________________________________________
____________________________________________________________________________________________________________________________________
4. MULTIPLE            I authorize the Assignee named in Section 2 to be added as an additional collateral assignment to the Policy.
   ASSIGNEES           Assignee/Creditor Name and Title ________________________ Signature ________________________
   (complete if        Assignee/Creditor Name and Title ________________________ Signature ________________________
   applicable)         Assignee/Creditor Name and Title ________________________ Signature ________________________
____________________________________________________________________________________________________________________________________
5. SIGN HERE FOR       This request must be dated and all required signatures must be written in ink, using full legal names signed
   ABOVE REQUEST       by the person or persons who have the rights of ownership under the terms of the Policy.
                       A. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:
                              1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
                              2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;
                              3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;
                              4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distribution or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment;
                                 and
                              5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.


                                                           Page 1 of 4                                              AGLC0205 Rev1016

                       B. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:
                              1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
                              2. The right to designate and change the beneficiary; and
                              3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the
                                 Insurer; but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.
                       C. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between any of the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").
                       D. The Assignee covenants and agrees with the undersigned as follows:
                              1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;
                              2. That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and
                              3. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.
                       E. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the
                          Liabilities or the existence of any default therein, or the giving of any notice under Paragraph D (2)
                          above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the
                          Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the
                          Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the
                          Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.
                       F. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become exceeding 6% per annum.
                       G. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph D (2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned or any of them.
                       H. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.
                       I. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions or this assignment shall prevail.
                       J. Each of the undersigned declares that no proceedings in bankruptcy are pending against him/her and that his/her property is not subject to any assignment for the benefit of creditors.


                                                           Page 2 of 4                                              AGLC0205 Rev1016

                       _____________________________________________________________________________________________________________
                       IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S.
                       person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____ ).

                       **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
                       Please consult your own tax advisors.
                       _____________________________________________________________________________________________________________
                       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                       CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                       BY SIGNING BELOW, I ACKNOWLEDGE THAT THIS ASSIGNMENT IS EFFECTIVE AS OF THE DATE THE COMPANY RECORDS YOUR
                       ASSIGNMENT, WHICH WILL BE THE DATE OF POLICY ISSUANCE IF I AM ASSIGNING A POLICY WHICH HAS NOT BEEN ISSUED
                       AS OF THE DATE OF THIS ASSIGNMENT.

ASSIGNMENT             OWNER SIGNATURE                                      CO-OWNER SIGNATURE (Or Other Party Interested in Policy)
                       ___________________________________________________  _______________________________________________________

                       X__________________________________________________  X______________________________________________________
                       OWNER SIGNED ON (date)                               CO-OWNER SIGNED ON (date)
                                              ____________________________                            _____________________________


RELEASE OF                       To release the assignment of this Policy, this request must be signed by the Assignee.
ASSIGNMENT

                       ASSIGNEE'S SIGNATURE
                       ___________________________________________________

                       X__________________________________________________
                       ASSIGNEE SIGNED ON (date)
                                                 _________________________
                       ASSIGNEE'S TITLE
                                        __________________________________

                       _____________________________________________________________________________________________________________

                       COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.

                       [_] Trust Owned: (Complete the Certification of Trust)
                       [_] Business Owned: (Complete the Business Certification)

                       OWNER SIGNATURE                                      AUTHORIZED SIGNATURE (required)
                                                                            _______________________________________________________
                       Print full name of Company:
                                                   ______________________
                                                                            X
                       ___________________________________________________  _______________________________________________________
                        Print full name and title of authorized signer:     SIGNED ON (date)
                                                                                             ______________________________________
                        __________________________________________________

                               RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.


                                                           Page 3 of 4                                              AGLC0205 Rev1016

------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTRUCTIONS AND CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------

                      This page is for informational purposes only and does not need to be returned with the form.

____________________________________________________________________________________________________________________________________
   POLICY             Complete all policy information in this section. You may use this form for multiple policies that have the
   IDENTIFICATION     same policyowner and require the same signatures.
____________________________________________________________________________________________________________________________________
   ASSIGNMENT         Complete this section if the policy is collaterally assigned.
____________________________________________________________________________________________________________________________________
   RELEASE OF         Complete this section if the collateral assignment on this policy is to be released.
   ASSIGNMENT
____________________________________________________________________________________________________________________________________
   MULTIPLE           Complete this section if additional assignees are to be added. All assignee signatures are required.
   ASSIGNEES
____________________________________________________________________________________________________________________________________
   ADDITIONAL         All required signatures must be written in ink, using full legal names.
   REQUIREMENTS       The request must be signed by: the person or persons who have the rights of ownership under the terms of the
                      Policy, or by any other party who may have an interest in the Policy by legal proceedings or statues.

                      . If the owner is a trust, complete the Certification of Trust.
                      . If the owner is a business, complete the Business Certification
____________________________________________________________________________________________________________________________________


                                                           Page 4 of 4                                              AGLC0205 Rev1016